[LOGO] Merrill Lynch Investment Managers

Annual Report
August 31, 2001

MuniVest
Fund, Inc.

www.mlim.ml.com

MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                            MuniVest Fund, Inc., August 31, 2001

DEAR SHAREHOLDER

For the year ended August 31, 2001, the Common Stock of MuniVest Fund, Inc. earned $0.540 per share income dividends, which included earned and unpaid dividends of $0.046. This represents a net annualized yield of 5.56%, based on a month-end per share net asset value of $9.71. Over the same period, the total investment return on the Fund's Common Stock was +13.89%, based on a change in per share net asset value from $9.07 to $9.71, and assuming reinvestment of $0.538 per share income dividends.

For the six months ended August 31, 2001, the total investment return on the Fund's Common Stock was 5.89%, based on a change in per share net asset value from $9.45 to $9.71, and assuming reinvestment of $0.272 per share income dividends.

For the six months ended August 31, 2001, the Fund's Preferred Stock had an average yield as follows: Series A, 3.33%; Series B, 2.74%; Series C, 3.28%; Series D, 3.25%; and Series E, 2.92%.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended August 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.2%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first eight months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.50%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates can also reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, taxable bond yields for the six months ended August 31, 2001 were little changed from their late February 2001 levels. Yields initially declined into March before rising into early May and declined once again for the remainder of the August period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded to these actions by declining to recent historic lows. By late March, long-term US Treasury bond yields had declined to 5.26%.

Initially, US equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point (2.50%) decrease in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment reported in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline at the end of August 2001 to 5.37%.

During the six months ended August 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of February 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond very positively to this increased demand and long-term tax-exempt municipal bond yields declined to approximately 5.25% by August 31, 2001, a 25 basis point decline from February 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended August 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same six-month period a year earlier. During the three-month period ended August 31, 2001, tax-exempt bond issuance remained heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of almost 40% compared to the same period a year ago.

Historically, early August has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $7 billion. The same eight-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including those on municipal bonds, lower.


                                     2 & 3

                                            MuniVest Fund, Inc., August 31, 2001

However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates and individual Federal tax rebates should eventually begin to restore US economic activity. Consequently, we maintained the neutral position we adopted early in 2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility.

We expect to maintain the Fund's current neutral position for the remainder of 2001, as no significant economic recovery is expected until later this year. However, should current economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return the Fund to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001 resulted in a material decrease in the Fund's borrowing cost into the 2%-2.5% range. This decline, combined with a steep tax-exempt yield curve, benefited the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year, which should provide continued lower borrowing costs for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will diminish and the yield paid to the Fund's Common Stock shareholders will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

September 25, 2001

                        A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

PROXY RESULTS

During the six-month period ended August 31, 2001, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:       Terry K. Glenn                         57,790,610           1,251,714
                                                 Cynthia A. Montgomery                  58,079,771             962,553
                                                 Charles C. Reilly                      58,062,388             979,936
                                                 Kevin A. Ryan                          58,066,636             975,688
                                                 Roscoe S. Suddarth                     58,064,760             977,564
                                                 Edward D. Zinbarg                      58,081,371             960,953
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended August 31, 2001, MuniVest Fund, Inc.'s Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 24, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes and
   Richard R. West as follows:
                                            Series A                                       1,996                 3
                                            Series B                                       1,989                 0
                                            Series C                                       1,952                21
                                            Series D                                       1,903                 0
                                            Series E                                       2,789                90
------------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount    Issue                                                                           Value
====================================================================================================================================
Alabama--3.7%       BBB     Baa2   $ 8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                               Corporation), Series A, 7.20% due 12/01/2013                                 $  9,180
                                               Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                               International Corporation Project), AMT:
                    BBB     Baa2     5,000       7% due 6/01/2022                                                              5,185
                    BBB     Baa2    13,000       Series A, 6.50% due 9/01/2025                                                13,449
                    AAA     Aaa      4,000     Huntsville, Alabama, Health Care Authority, Health Care Facilities Revenue
                                               Bonds, Series B, 6.625% due 6/01/2004 (a)(c)                                    4,463
====================================================================================================================================
Alaska--2.3%                                   Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                    AAA     Aaa      3,575       6% due 2/01/2014                                                              4,000
                    AAA     Aaa      3,830       6% due 2/01/2016                                                              4,243
                                               North Slope Boro, Alaska, GO, Series B (c):
                    AAA     Aaa      6,000       5.10%** due 1/01/2002                                                         5,948
                    AAA     Aaa      6,000       5.20%** due 1/01/2003                                                         5,774
====================================================================================================================================
Arizona--0.3%       AAA     Aaa      2,500     Mohave County, Arizona, Unified School District Number 1, Lake Havasu, GO,
                                               Series A, 5.90% due 7/01/2006 (a)(f)                                            2,806
====================================================================================================================================
California--2.3%    A1+     NR*      6,700     California Pollution Control Financing Authority, PCR, Refunding
                                               (Pacific Gas and Electric), VRDN, Series C, 3% due 11/01/2026 (g)               6,700
                    NR*     Aaa      4,180     California State, GO, Refunding, RIB, Series 470X, 9.92% due 2/01/2010 (c)(j)   5,494
                    A1+     A1       7,000     Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                               AMT, Series A, 6.75% due 3/01/2023                                              7,390
====================================================================================================================================
Colorado--4.1%                                 Arapahoe County, Colorado, School District Number 005, GO (Cherry Creek):
                    AA      Aa1      5,750       6% due 12/15/2013                                                             6,528
                    AA      Aa1      4,165       6% due 12/15/2014                                                             4,697
                                               Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2:
                    NR*     Aa2      4,315       6.60% due 5/01/2028                                                           4,824
                    NR*     Aa2      3,000       7.50% due 4/01/2031                                                           3,503
                                               Denver, Colorado, City and County Airport Revenue Bonds:
                    A       Aaa      1,720       AMT, Series C, 6.75% due 11/15/2002 (a)                                       1,838
                    A       A2       9,850       AMT, Series C, 6.75% due 11/15/2013                                          10,434
                    A       A2       1,485       AMT, Series C, 6.75% due 11/15/2022                                           1,571
                    AAA     A2       1,850       Series A, 7.25% due 11/15/2002 (a)                                            1,989
====================================================================================================================================
Connecticut--1.3%   AA      NR*      6,000     Connecticut State, GO, DRIVERS, Series 174, 8.897% due 12/15/2009 (j)           7,465
                    AAA     NR*      2,970     Connecticut State Special Tax Obligation, Revenue Refunding Bonds,
                                               DRIVERS, Series 168, 9.897% due 10/01/2009 (c)(j)                               3,890
====================================================================================================================================
Florida--2.2%       AA-     A3      10,000     Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                               (Wheelabrator), Series A, 5.50% due 12/01/2008                                 10,779
                    AAA     Aaa      4,570     Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                               5% due 7/01/2007 (f)                                                            4,929
                    AAA     Aaa      2,700     Tampa, Florida, Utility Tax and Special Revenue Refunding Bonds,
                                               6% due 10/01/2008 (h)                                                           3,084
====================================================================================================================================
Georgia--5.4%                                  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                    A       A2         250       Series W, 6.60% due 1/01/2018 (e)                                               305
                    A       A2       4,600       Series W, 6.60% due 1/01/2018                                                 5,502
                    A       A2       4,515       Series Y, 10% due 1/01/2010                                                   6,355
                    A       A2         250       Series Y, 10% due 1/01/2010 (e)                                                 356
                                               Georgia State, GO:
                    AAA     Aaa      5,000       Series C, 6.50% due 7/01/2007                                                 5,788
                    AAA     Aaa      6,260       Series D, 6% due 10/01/2009                                                   7,201
                    AAA     Aaa      6,400       Series F, 6.50% due 12/01/2006                                                7,379
                    AAA     Aaa      5,000       Series F, 6.50% due 12/01/2007                                                5,838
                                               Monroe County, Georgia, Development Authority, PCR, Refunding:
                    A1      VMIG1@     500       (Georgia Power Company Plant--Scherer), VRDN, 2.45%
                                                 due 9/01/2029 (g)                                                               500
                    AAA     Aaa      1,500       (Oglethorpe Power Corporation), Series A, 6.80% due 1/01/2012 (c)             1,811
                    A       A3       4,785       (Oglethorpe Power Corporation--Scherer), Series A, 6.80% due 1/01/2011        5,618
====================================================================================================================================
Idaho--0.4%         NR*     Aaa      3,400     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series E-2,
                                               6.90% due 1/01/2027                                                             3,705
====================================================================================================================================
Illinois--15.4%     AAA     Aaa     12,000     Chicago, Illinois, Board of Education, GO, Refunding (School Reform), Series
                                               A, 5.43%** due 12/01/2023 (f)                                                   3,739
                    AAA     Aaa      7,155     Chicago, Illinois, Board of Education, GO (School Reform), Series B-1,
                                               5.56%** due 12/01/2026 (f)                                                      1,885
                                               Chicago, Illinois, GO:
                    AAA     Aaa      4,250       (Lakefront Millennium Parking Facilities), 5.125% due 1/01/2028 (c)           4,251
                    AAA     Aaa     15,000       (Neighborhoods Alive 21 Program), Series A, 6.50% due 7/01/2010 (a)(f)       17,996
                    AAA     Aaa      3,005       (Neighborhoods Alive 21 Program), Series A, 6% due 1/01/2016 (f)              3,365
                    AAA     Aaa      7,500       Series A, 6.75% due 7/01/2010 (a)(f)                                          9,125
                    AAA     Aaa      5,500     Chicago, Illinois, GO, Refunding Bonds, Series A-2, 6% due 1/01/2011 (h)        6,299
                    AAA     Aaa      1,500     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                               3/01/2032 (b)(d)(l)                                                             1,704
                    AAA     Aaa      5,000     Cook County, Illinois, Community High School District Number 219, Niles
                                               Township, GO, 6% due 12/01/2017 (f)                                             5,590
                                               Cook County, Illinois, GO, Refunding, Capital Improvement (a)(f):
                    AAA     Aaa      3,250       6.50% due 8/15/2004                                                           3,828
                    AAA     Aaa      7,000       5.875% due 11/15/2006                                                         7,904
                    AAA     Aaa      6,000     Cook County, Illinois, Wheeling Community Consolidated School District
                                               Number 21, GO, 5.40%** due 12/01/2020 (i)                                       2,225
                    NR*     NR*      2,500     Illinois Educational Facilities Authority, Revenue Refunding
                                               Bonds (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)             3,177
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                            MuniVest Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount    Issue                                                                           Value
====================================================================================================================================
Illinois                                       Illinois HDA, Revenue Refunding Bonds (M/F Program):
(concluded)         A+      A1     $ 7,000       Series 5, 6.75% due 9/01/2023                                              $  7,396
                    A+      A1         660       Series A, 7.375% due 7/01/2017                                                  698
                                               Illinois Health Facilities Authority Revenue Bonds:
                    NR*     Ba3      2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014                            2,226
                    NR*     Baa1     7,375       (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)                 7,749
                    AAA     Aa2      4,000     Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                     4,569
                    NR*     Aaa      2,500     Kane, Cook and Du Page Counties, Illinois, School District 46,
                                               Elgin, GO, 6.375% due 1/01/2019 (i)                                             2,846
                    BBB     NR*      2,500     Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales Tax--
                                               Landings Redevelopment), 7% due 12/01/2008                                      2,632
                                               McLean and Woodford Counties, Illinois, Community Unit, School District
                                               Number 005, GO, Refunding (i):
                    NR*     Aaa      5,000       6.25% due 12/01/2014                                                          5,814
                    NR*     Aaa      4,000       6.375% due 12/01/2016                                                         4,648
                                               Regional Transportation Authority, Illinois, Revenue Bonds:
                    AAA     Aaa      5,000       Series A, 6.25% due 6/01/2004 (a)(h)                                          5,532
                    AAA     Aaa      3,500       Series A, 7.20% due 11/01/2020 (h)                                            4,509
                    AAA     Aaa      2,500       Series C, 7.10% due 6/01/2004 (a)(f)                                          2,819
                    AAA     Aaa      4,000       Series C, 7.75% due 6/01/2020 (f)                                             5,460
                    AAA     Aaa      3,000     Will County, Illinois, Environmental Revenue Bonds (Mobil Oil Refining
                                               Corporation Project), AMT, 6.40% due 4/01/2026                                  3,293
                                               Will County, Illinois, School District Number 122, GO, Series A (i):
                    NR*     Aaa      1,000       6.50% due 11/01/2013                                                          1,173
                    NR*     Aaa      1,375       6.50% due 11/01/2015                                                          1,600
====================================================================================================================================
Indiana--7.6%       AAA     NR*      5,250     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A,
                                               6.75% due 2/01/2017                                                             5,874
                    AA      Aa3      6,500     Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                                               Bonds (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                6,822
                    NR*     Aaa      4,290     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                               6.80% due 1/01/2017 (k)                                                         4,429
                    AA      Aa2      7,195     Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                               6.80% due 12/01/2016                                                            8,788
                                               Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue Refunding
                                               Bonds, Series D:
                    AA      NR*     15,335       6.75% due 2/01/2014                                                          18,385
                    AA      NR*     20,350       6.75% due 2/01/2020                                                          21,743
====================================================================================================================================
Kansas--0.3%        AA+     Aa2      2,500     Kansas State Department of Transportation, Highway Revenue Refunding Bonds,
                                               Series A, 5.40% due 3/01/2008                                                   2,751
====================================================================================================================================
Louisiana--2.2%     BBB     Baa2     4,000     De Soto Parish, Louisiana, Environmental Improvement Revenue Refunding Bonds
                                               (International Paper Co. Project), AMT, Series B, 6.55% due 4/01/2019           4,146
                    NR*     A3       3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                               Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due 8/15/2022   3,205
                    AAA     Aaa     10,000     Louisiana Local Government, Environmental Facilities, Community Development
                                               Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                               Series A, 6.30% due 7/01/2030 (h)                                              12,092
====================================================================================================================================
Maine--0.4%         AAA     Aaa      3,485     Maine State Housing Authority, Mortgage Purchase Revenue Refunding Bonds,
                                               AMT, Series B-2, 6.45% due 11/15/2026 (h)                                       3,697
====================================================================================================================================
Maryland--0.8%      NR*     Aa2      6,750     Maryland State Community Development Administration, Department of Housing
                                               and Community Development Revenue Refunding Bonds (S/F Program), AMT,
                                               Fifth Series, 6.75% due 4/01/2026                                               6,985
====================================================================================================================================
Massachusetts--6.0% AAA     Aaa      2,035     Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, 9.25% due
                                               1/01/2011 (e)                                                                   2,800
                    AA      Aa2      3,010     Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                               (General Transportation System), Series A, 7% due 3/01/2019                     3,758
                    AA      Aa3     30,000     Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50%
                                               due 7/15/2019                                                                  36,602
                                               Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                               Series A (f):
                    AAA     Aaa      4,000       6.125% due 8/01/2011                                                          4,690
                    AAA     Aaa      1,000       6% due 8/01/2014                                                              1,143
                    AAA     Aaa      2,480       6% due 8/01/2017                                                              2,800
====================================================================================================================================
Michigan--1.3%      NR*     P1       1,550     Delta County, Michigan, Economic Development Corporation, Environmental
                                               Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES, Series E,
                                               2.50% due 12/01/2023 (g)                                                        1,550
                    AA+     NR*      1,680     Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                               6/01/2026 (k)                                                                   1,693
                                               Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                    AAA     Aaa      3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)                3,230
                    AA      Aa2      4,340       (Ascension Health Credit), Series A, 6.125% due 11/15/2026                    4,624
                    NR*     VMIG1@     100       (Mount Clemens Hospital), VRDN, 2.05% due 8/15/2015 (g)                         100
====================================================================================================================================
Minnesota--1.2%                                Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                    AA+     Aa1      2,380       AMT, Series L, 6.70% due 7/01/2020                                            2,496
                    AA+     Aa1      3,630       AMT, Series M, 6.70% due 7/01/2026                                            3,802
                    AA+     Aa1      2,635       Series H, 6.70% due 1/01/2018                                                 2,752
                    NR*     Aaa      1,405     Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud
                                               Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)                   1,590
====================================================================================================================================
Mississippi--1.2%   AAA     NR*      7,790     Mississippi State, GO, Refunding, DRIVERS, Series 169, 9.67% due 9/01/2011
                                               (i)(j)                                                                         10,352
====================================================================================================================================
Missouri--0.3%      AAA     NR*      2,500     Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds
                                               (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)                     2,868
====================================================================================================================================
Nebraska--0.2%      AAA     NR*      1,980     Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT,
                                               Series C, 6.30% due 9/01/2028 (b)(d)(l)                                         2,078
====================================================================================================================================
Nevada--1.9%        AA      Aa2      1,600     Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                       1,810
                    NR*     Aaa      4,290     Clark County, Nevada, School District, GO, RIB, Series 378, 9.61% due
                                               6/15/2015 (c)(j)                                                                5,592
                    AAA     NR*      3,475     Nevada Housing Division, Multi-Unit Housing Revenue Bonds (Arville Electric
                                               Project), AMT, 6.60% due 10/01/2023 (b)                                         3,666
                                               Nevada Housing Division Revenue Bonds:
                    AAA     Aa2      1,235       (Multi-Unit Housing), AMT, Issue B, 7.45% due 10/01/2017 (b)                  1,321
                    AAA     Aaa      2,225       (S/F Program), AMT, Senior Series E, 7% due 10/01/2019 (k)                    2,335
                    NR*     Aa2      1,365       (S/F Program), AMT, Series A, 6.55% due 10/01/2012 (k)                        1,420
====================================================================================================================================
New Jersey--3.7%    NR*     Aa1      7,555     New Jersey State, GO, RIB, Series 316, 9.81% due 5/01/2013 (j)                  9,773
                    AAA     Aaa      1,695     New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                                  1,794
                    AAA     Aaa      6,500     New Jersey State Transit Corporation, COP (Federal Transit Administration
                                               Grants), Series A, 6% due 9/15/2013 (h)                                         7,372
                    AAA     NR*     10,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                               DRIVERS, Series 193, 9.87% due 1/01/2012 (c)(j)                                13,210
====================================================================================================================================


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)


                      S&P    Moody's   Face
STATE               Ratings  Ratings   Amount    Issue                                                                         Value
====================================================================================================================================
New York--7.6%        A1+     VMIG1@ $   200     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                 VRDN, Sub-Series 2B, 2.40% due 5/01/2033 (g)                                $   200
                      AAA     Aaa      2,100     Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                 Revenue Bonds, Series A, 6.125% due 4/01/2016 (f)                             2,401
                                                 New York City, New York, City Transitional Finance Authority Revenue Bonds:
                      A1+     VMIG1@     700       Future Tax Secured, VRDN, Series C, 2.45% due 5/01/2028 (g)                   700
                      NR*     Aa2      7,875       RIB, Series 283, 10.33% due 11/15/2015 (j)                                 10,131
                      AAA     Aaa      8,000     New York City, New York, GO, Refunding, Series A, 6.375% due 5/15/2014 (f)    9,390
                                                 New York City, New York, GO, Series I:
                      A       Aaa      1,800       6.25% due 4/15/2007 (a)                                                     2,091
                      A       Aaa        105       6.25% due 4/15/2007 (a)                                                       122
                      A       A2       3,740       6.25% due 4/15/2017                                                         4,108
                      A       A2       1,150       6.25% due 4/15/2027                                                         1,252
                      AAA     Aaa      2,385     New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health
                                                 Facilities Improvement Program), Series 1, 4.75% due 1/15/2029 (i)            2,276
                      AAA     Aaa     10,775     New York State Dormitory Authority Revenue Bonds (City University
                                                 System--Consolidated Second Generation), Series A, 6.125% due 7/01/2013 (h)  12,634
                      AAA     NR*     11,875     New York State Dormitory Authority, Revenue Refunding Bonds, RIB,
                                                 Series 305, 9.83% due 5/15/2015 (c)(j)                                       15,217
                      AAA     Aaa      5,000     New York State Urban Development Corporation, Revenue Refunding Bonds
                                                 (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (i)          5,983
====================================================================================================================================
North Carolina--1.7%                             North Carolina Eastern Municipal Power Agency, Power System Revenue
                                                 Refunding Bonds (c):
                      AAA     Aaa      9,475       Series A, 6% due 1/01/2006                                                 10,439
                      AAA     Aaa      3,750       Series B, 7% due 1/01/2008                                                  4,410
====================================================================================================================================
Ohio--0.2%            AAA     Aaa      1,650     Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 10.936% due
                                                 3/31/2031 (d)(j)                                                              1,716
====================================================================================================================================
Oklahoma--0.1%        A1+     VMIG1@   1,200     Oklahoma State Industries Authority, Revenue Refunding Bonds (Integris
                                                 Baptist), VRDN, Series B, 2.55% due 8/15/2029 (c)(g)                          1,200
====================================================================================================================================
Oregon--0.7%          NR*     Aaa      2,000     Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                 Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                    2,252
                      NR*     Aaa      3,305     Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                                 9.11% due 8/01/2020 (f)(j)                                                    4,149
====================================================================================================================================
Pennsylvania--1.6%    AAA     Aaa      4,040     Allegheny County, Pennsylvania, Airport Authority, Airport Revenue
                                                 Refunding Bonds (Pittsburgh International Airport), AMT, 6%
                                                 due 1/01/2013 (f)                                                             4,500
                      AAA     Aaa      2,440     Pennsylvania State Higher Education Assistance Agency Revenue Bonds, Capital
                                                 Acquisition, 6.125% due 12/15/2018 (c)                                        2,734
                                                 Pennsylvania State Turnpike Commission Revenue Bonds (h):
                      AAA     Aaa      1,610       5% due 7/15/2008                                                            1,733
                      AAA     Aaa      1,815       5.25% due 7/15/2011                                                         1,991
                      AAA     Aaa      2,500     Pennsylvania State Turnpike Commission, Turnpike Revenue Refunding Bonds,
                                                 Series T, 5.25% due 12/01/2008 (f)                                            2,736
====================================================================================================================================
Rhode Island--0.7%    AA+     Aa2      6,000     Rhode Island Housing and Mortgage Finance Corporation, Revenue Refunding
                                                 Bonds, INFLOS, AMT, 11.482% due 4/01/2024 (j)                                 6,255
====================================================================================================================================
South Carolina--0.5%  AAA     Aaa      3,750     Clemson University, South Carolina, University Revenue Bonds, 6.25% due
                                                 5/01/2014 (h)                                                                 4,287
====================================================================================================================================
Texas--14.2%                                     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                 Enterprises Inc.):
                      BBB-    Baa3     6,000       First Tier, Series A, 6.70% due 1/01/2028                                   6,305
                      AA      Aa3      6,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023                 6,970
                      AAA     Aaa      7,000     Austin, Texas, Utility System, Revenue Refunding Bonds, Combined 1998,
                                                 6.75% due 11/15/2010 (h)                                                      8,440
                      AAA     Aaa      3,040     Copperas Cove, Texas, Independent School District, GO, 6.90% due
                                                 8/15/2004 (a)                                                                 3,380
                      AAA     Aaa      1,275     Dallas, Texas, Area Rapid Transit Revenue Refunding Bonds, Senior Lien, 5%
                                                 due 12/01/2031 (h)                                                            1,253
                      AA+     Aa1      5,000     Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2021        5,334
                      AA      NR*      3,000     Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Bonds (Good Shepherd Medical Center Project), 6.875% due 10/01/2020   3,430
                      AA-     Aa3     10,250     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                                 Facility Revenue Bonds (E.I. du Pont de Nemours and Company Project),
                                                 AMT, 6.40% due 4/01/2026                                                     11,038
                      BBB     Baa2     4,000     Gulf Coast, Texas, IDA (Champion International Corp.), Refunding, 7.125%
                                                 due 4/01/2010                                                                 4,192
                      AA+     Aa1      2,400     Harris County, Texas, GO (Certificates of Obligation), 10% due
                                                 10/01/2002 (e)                                                                2,587
                                                 Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Bonds (a):
                      AAA     Aaa      1,485       (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                       1,649
                      NR*     NR*      3,500       (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004           3,895
                                                 Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Refunding Bonds (Methodist Hospital), VRDN (g):
                      A1+     NR**       500       2.50% due 12/01/2025                                                          500
                      A1+     NR*      3,700       2.50% due 12/01/2026                                                        3,700
                                                 Harris County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds:
                      NR*     Aa3     10,385       RITR, Series 6, 8.845% due 12/01/2027 (e)(j)                               13,097
                      A1+     NR*        500       (Saint Luke's Episcopal Hospital), VRDN, Series A, 2.50% due
                                                   2/15/2027 (g)                                                                 500
                      AAA     Aa3      5,500       (School Health Care System), Series B, 6.25% due 7/01/2027 (e)              6,620
                                                 Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding Bonds
                                                 (Convention Center), Series B (h):
                      AAA     Aaa     13,500       5.46%** due 9/01/2023                                                       4,253
                      AAA     Aaa     12,000       5.50%** due 9/01/2024                                                       3,571
                      AAA     Aaa      3,125     Jefferson County, Texas, GO, 6.25% due 8/01/2016 (i)                          3,545
                      NR*     Aaa      3,500     Lower Colorado River Authority, Texas, Revenue Refunding Bonds, DRIVERS,
                                                 Series 166, 9.623% due 5/15/2009 (i)(j)                                       4,451
                      AAA     Aaa      2,030     Mansfield, Texas, Independent School District, GO, Refunding,
                                                 6.625% due 2/15/2015                                                          2,364
                      NR*     Aaa      5,225     Midway, Texas, Independent School District, GO, Refunding, 6.125% due
                                                 8/15/2014                                                                     5,948
                      NR*     Aa1      6,250     San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x,
                                                 9.16% due 2/01/2014 (j)                                                       7,484
                      AAA     Aaa      4,605     Travis County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds (Ascension Health Credit), Series A, 6.25% due
                                                 11/15/2014 (c)                                                                5,164
                      AAA     Aaa      3,425     Ysleta, Texas, Independent School District, Public Facility Corporation,
                                                 School Facility Lease Revenue Bonds, 6% due 11/15/2009 (a)(h)                 3,946
====================================================================================================================================


                                    10 & 11

                                            MuniVest Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings   Amount    Issue                                                                         Value
====================================================================================================================================
Virginia--0.2%        BBB     Baa2   $ 1,500     Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                 Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024   $  1,544
====================================================================================================================================
Washington--5.6%      AA+     Aa1      7,955     King County, Washington, GO, Series B, 6.625% due 12/01/2015                  9,262
                      AAA     Aaa      2,230     Vancouver, Washington, Water and Sewer Revenue Bonds, 6% due
                                                 6/01/2014 (f)                                                                 2,482
                      AAA     Aaa      8,100     Washington State, GO, Trust Receipts, Class R, Series 6, 9.585% due
                                                 1/01/2014 (h)(i)(j)                                                           9,971
                                                 Washington State Public Power Supply System, Revenue Refunding Bonds
                                                 (Nuclear Project No. 1):
                      AA-     Aa1      3,000       Series A, 7% due 7/01/2008                                                  3,531
                      AA-     Aa1      5,000       Series B, 7.25% due 7/01/2009                                               5,837
                      AA-     Aa1     14,320       Series B, 7.125% due 7/01/2016                                             18,024
====================================================================================================================================
Wisconsin--0.2%       AA      Aa2      1,865     Wisconsin Housing and Economic Development Authority, Homeownership
                                                 Revenue Bonds, AMT, Series D, 6.45% due 9/01/2027 (k)                         1,944
====================================================================================================================================
Wyoming--1.4%         NR*     VMIG1@   1,600     Lincoln County, Wyoming, Environmental Improvement Revenue Bonds
                                                 (Pacificorp Project), VRDN, AMT, 3.05% due 11/01/2025 (g)                     1,600
                      BBB-    Baa2     7,475     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp.
                                                 Project), AMT, Series B, 6.90% due 9/01/2024                                  7,733
                      AA      Aa2      2,500     Wyoming Community Development Authority, S/F Mortgage Revenue Bonds, AMT,
                                                 Series H, 7.10% due 6/01/2012 (k)                                             2,600
====================================================================================================================================
                      Total Investments (Cost--$796,014)--99.2%                                                              863,762

                      Other Assets Less Liabilities--0.8%                                                                      7,146
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $870,908
                                                                                                                            ========
====================================================================================================================================

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of August 31, 2001
====================================================================================================================================
Assets:              Investments, at value (identified cost--$796,013,971) ....................                        $863,762,072
                     Cash .....................................................................                               2,936
                     Receivables:
                       Interest ...............................................................      $  13,020,296
                       Securities sold ........................................................            135,000       13,155,296
                                                                                                     -------------
                     Prepaid expenses and other assets ........................................                              16,342
                                                                                                                       ------------
                     Total assets .............................................................                         876,936,646
====================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ...................................................          4,968,565
                       Dividends to shareholders ..............................................            532,107
                       Investment adviser .....................................................            343,546        5,844,218
                                                                                                     -------------
                     Accrued expenses and other liabilities ...................................                             184,541
                                                                                                                       ------------
                     Total liabilities ........................................................                           6,028,759
                                                                                                                       ------------
====================================================================================================================================
Net Assets:          Net assets ...............................................................                        $870,907,887
                                                                                                                       ============
====================================================================================================================================
Capital:             Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding,
                     at $25,000 per share liquidation preference) .............................                        $275,000,000
                     Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     61,346,288 shares issued and outstanding .................................      $   6,134,629
                     Paid-in capital in excess of par .........................................        565,767,485
                     Undistributed investment income--net .....................................          4,353,184
                     Accumulated realized capital losses on investments--net ..................        (48,095,512)
                     Unrealized appreciation on investments--net ..............................         67,748,101
                                                                                                     -------------
                     Total--Equivalent to $9.71 net asset value per share of Common Stock
                     (market price--$9.30) ....................................................                         595,907,887
                                                                                                                       ------------
                     Total capital ............................................................                        $870,907,887
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.


                                    12 & 13

                                            MuniVest Fund, Inc., August 31, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 2001
====================================================================================================================================
Investment           Interest and amortization of premium and discount earned .................                         $ 48,100,599
Income:
====================================================================================================================================
Expenses:            Investment advisory fees .................................................        $ 4,269,279
                     Commission fees ..........................................................            695,580
                     Accounting services  .....................................................            260,524
                     Transfer agent fees ......................................................            110,006
                     Professional fees ........................................................             89,230
                     Printing and shareholder reports .........................................             63,842
                     Custodian fees ...........................................................             54,555
                     Pricing fees .............................................................             29,630
                     Directors' fees and expenses .............................................             29,356
                     Listing fees .............................................................             14,500
                     Other ....................................................................             31,042
                                                                                                       -----------
                     Total expenses ...........................................................                            5,647,544
                                                                                                                        ------------
                     Investment income--net ...................................................                           42,453,055
                                                                                                                        ------------
====================================================================================================================================
Realized & Unreal-   Realized gain on investments--net ........................................                            7,659,535
ized Gain on         Change in unrealized appreciation on investments--net ....................                           32,474,116
Investments--Net:                                                                                                       ------------
                     Net Increase in Net Assets Resulting from Operations .....................                         $ 82,586,706
                                                                                                                        ============
====================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                         August 31,
                                                                                              ----------------------------------
                     Increase (Decrease) in Net Assets:                                            2001                2000
================================================================================================================================
Operations:          Investment income--net ............................................      $  42,453,055       $  42,818,378
                     Realized gain (loss) on investments--net ..........................          7,659,535         (40,678,042)
                     Change in unrealized appreciation/depreciation on investments--net.         32,474,116          37,151,072
                                                                                              -------------       -------------
                     Net increase in net assets resulting from operations ..............         82,586,706          39,291,408
                                                                                              -------------       -------------
================================================================================================================================
Dividends to         Investment income--net:
Shareholders:          Common Stock ....................................................        (33,001,236)        (33,723,342)
                       Preferred Stock .................................................         (9,782,580)        (10,835,800)
                                                                                              -------------       -------------
                     Net decrease in net assets resulting from dividends to shareholders        (42,783,816)        (44,559,142)
                                                                                              -------------       -------------
================================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...........................         39,802,890          (5,267,734)
                     Beginning of year .................................................        831,104,997         836,372,731
                                                                                              -------------       -------------
                     End of year* ......................................................      $ 870,907,887       $ 831,104,997
                                                                                              =============       =============
================================================================================================================================
                    *Undistributed investment income--net ..............................      $   4,353,184       $   4,683,945
                                                                                              =============       =============
================================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                                            MuniVest Fund, Inc., August 31, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information
                     provided in the financial statements.                               For the Year Ended August 31,
                                                                          ----------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                2001         2000        1999        1998        1997
====================================================================================================================================
Per Share Operating  Net asset value, beginning of year ...............   $   9.07     $   9.15    $  10.20    $   9.89    $   9.45
Performance:                                                              --------     --------    --------    --------    --------
                     Investment income--net ...........................        .69          .70         .73         .76         .77
                     Realized and unrealized gain (loss)
                       on investments--net ............................        .65         (.05)      (1.02)        .30         .45
                                                                          --------     --------    --------    --------    --------
                     Total from investment operations .................       1.34          .65        (.29)       1.06        1.22
                                                                          --------     --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                       shareholders:
                       Investment income--net .........................       (.54)        (.55)       (.58)       (.59)       (.62)
                       In excess of realized gain on investments--net .         --           --        (.03)         --          --
                                                                          --------     --------    --------    --------    --------
                     Total dividends and distributions to Common Stock
                       shareholders ...................................       (.54)        (.55)       (.61)       (.59)       (.62)
                                                                          --------     --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders from
                         investment income--net .......................       (.16)        (.18)       (.15)       (.16)       (.16)
                                                                          --------     --------    --------    --------    --------
                     Net asset value, end of year .....................   $   9.71     $   9.07    $   9.15    $  10.20    $   9.89
                                                                          ========     ========    ========    ========    ========
                     Market price per share, end of year ..............   $   9.30     $   8.25    $ 8.6875    $  10.00    $   9.50
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Total Investment     Based on market price per share ..................     19.92%        1.75%      (7.44%)     11.78%      11.25%
Return:*                                                                  ========     ========    ========    ========    ========
                     Based on net asset value per share ...............     13.89%        6.21%      (4.42%)      9.52%      11.84%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Total expenses** .................................       .98%        1.01%        .93%        .93%        .93%
Average Net Assets                                                        ========     ========    ========    ========    ========
Of Common Stock:     Total investment income--net** ...................      7.37%        7.95%       7.26%       7.55%       7.85%
                                                                          ========     ========    ========    ========    ========
                     Amount of dividends to Preferred Stock
                       shareholders ...................................      1.70%        2.01%       1.46%       1.60%       1.59%
                                                                          ========     ========    ========    ========    ========
                     Investment income--net, to Common Stock
                       shareholders ...................................      5.67%        5.94%       5.80%       5.95%       6.27%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Total expenses ...................................       .66%         .67%        .64%        .64%        .64%
Total Average                                                             ========     ========    ========    ========    ========
Net Assets:**+       Total investment income--net .....................      4.98%        5.26%       5.01%       5.19%       5.40%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ........      3.53%        3.93%       3.25%       3.55%       3.47%
Average Net Assets                                                        ========     ========    ========    ========    ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of year
                       (in thousands) .................................   $595,908     $556,105    $561,373    $623,270    $604,515
                                                                          ========     ========    ========    ========    ========
                     Preferred Stock outstanding, end of year
                       (in thousands) .................................   $275,000     $275,000    $275,000    $275,000    $275,000
                                                                          ========     ========    ========    ========    ========
                     Portfolio turnover ...............................     74.80%      121.76%     101.35%     102.77%      78.02%
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................   $  3,167     $  3,022    $  3,041    $  3,266    $  3,198
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================
Dividends Per        Series A--Investment income--net .................   $    909     $  1,030    $    839    $    890    $    872
Share on Preferred                                                        ========     ========    ========    ========    ========
Stock Outstanding:   Series B--Investment income--net .................   $    923     $    991    $    815    $    902    $    871
                                                                          ========     ========    ========    ========    ========
                     Series C--Investment income--net .................   $    906     $    952    $    820    $    886    $    860
                                                                          ========     ========    ========    ========    ========
                     Series D--Investment income--net .................   $    877     $    978    $    802    $    880    $    868
                                                                          ========     ========    ========    ========    ========
                     Series E--Investment income--net .................   $    851     $    977    $    793    $    884    $    868
                                                                          ========     ========    ========    ========    ========
====================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the


                                     16 & 17

                                            MuniVest Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $553,428 decrease to the cost of securities and a corresponding $553,428 increase to net unrealized appreciation, based on debt securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended August 31, 2001, the Fund reimbursed FAM an aggregate of $105,628 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $615,172,833 and $610,893,198, respectively.

Net realized gains (losses) for the year ended August 31, 2001 and net unrealized gains as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                               Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ...............           $ 9,882,913          $67,748,101
Financial futures contracts .........            (2,223,378)                  --
                                                -----------          -----------
Total ...............................           $ 7,659,535          $67,748,101
                                                ===========          ===========
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $67,748,076, of which $68,590,244 related to appreciated securities and $842,168 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $796,013,996.

4. Capital Stock Transactions:

Common Stock

At August 31, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended August 31, 2001 and August 31, 2000 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2001 were as follows: Series A, 2.55%; Series B, 2.45%; Series C, 2.315%; Series D, 2.40%; and Series E, 2.023%.

Shares issued and outstanding during the years ended August 31, 2001 and August 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $299,644 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of $35,732,000, of which $18,052,000 expires in 2008 and $17,680,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On September 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.046250 per share, payable on September 27, 2001 to shareholders of record as of September 18, 2001.


                                     18 & 19

                                            MuniVest Fund, Inc., August 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during its taxable year ended August 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                     20 & 21

                                            MuniVest Fund, Inc., August 31, 2001

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..........................................................       50.7%
AA/Aa ...........................................................       32.1
A/A..............................................................        5.4
BBB/Baa..........................................................        7.1
BB/Ba ...........................................................        0.3
NR (Not Rated)...................................................        0.8
Other*...........................................................        2.8
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol

MVF


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                                       [GRAPHIC]

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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